EXHIBIT 99.4

SERIES 2002-1G MEDALLION TRUST QUARTERLY SERVICERS CERTIFICATE

Quarterly Summary Distribution Details
--------------------------------------------------------------------------------
REPORTING DATES
Closing Date                                                         21-Feb-02
Determination Date                                                   01-Jul-03
Notice Date                                                          16-Jul-03
Distribution Date                                                    17-Jul-03
Start Accrual Period                                                 17-Apr-03
End Accrual Period                                                   17-Jul-03
No. Of Days in Accrual Period                                               91
Start Collection Period                                              01-Apr-03
End Collection Period                                                30-Jun-03
No. Of Days in Collection Period                                            91
Distribution Month                                                 Yes
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
SECURITIES ON ISSUE                                 NO. OF      INITIAL INVESTED    INITIAL INVESTED
                                              CERTIFICATES          AMOUNT (US$)         AMOUNT (A$)
                                              ------------      ----------------    ----------------

Class A-1 Notes                                  10,000         1,000,000,000.00       1,965,408,805
Class A-2 Tranche  1  Notes                       1,820                     --           182,000,000
Class A-2 Tranche  2  Notes                       3,250                     --           325,000,000
Class B Notes                                       400                     --            40,000,000
Redraw Bond - series 1                               --                     --                  --
Redraw Bond - series 2                               --                     --                  --

US$/A$ exchange rate at issue                    0.5088
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
INTEREST RATE FOR ACCRUAL PERIOD
                                                                     BANK    INTEREST      INTEREST
                                                                BILL RATE      MARGIN          RATE
                                                                ---------   ---------      --------

   Class A-1 Notes (payable to Currency Swap Provider)            4.7850%     0.2917%       5.0767%
   Class A-2 Tranche 1 Notes                                      4.7850%     0.2500%       5.0350%
   Class A-2 Tranche 2 Notes                                      4.7850%     0.3400%       5.1250%
   Class B Notes                                                  4.7850%     0.4900%       5.2750%
   Redraw Bond - series 1                                         0.0000%                   0.0000%
   Redraw Bond - series 2                                         0.0000%                   0.0000%

BBSW Interest & Unpaid Interest Rate for Accrual Period           4.7850%
Facilities BBSW                                                   4.7850%
------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISTRIBUTIONS PAYABLE ON DISTRIBUTION DATE         PER CERT.           AGGREGATE
                                                   ---------           ---------
Total Interest Amount:
   Class A-1 Notes                                  1,684.20       16,842,050.00
   Class A-2 Tranche  1  Notes                        125.92          229,174.40
   Class A-2 Tranche  2  Notes                      1,277.73        4,152,622.50
   Class B Notes                                    1,290.74          516,296.00
   Redraw Bond - series 1                               --                  --
   Redraw Bond - series 2                               --                  --
Principal:
   Class A-1 Notes                                 12,401.25      124,012,578.62
   Class A-2 Tranche  1  Notes                     10,031.78       18,257,839.60
   Class A-2 Tranche  2  Notes                      4,225.43       13,732,647.50
   Class B Notes                                      395.68          158,272.00
   Redraw Bond - series 1                               --                  --
   Redraw Bond - series 2                               --                  --
Total:
   Class A-1 Notes                                 14,085.45      140,854,628.62
   Class A-2 Tranche  1  Notes                     10,157.70       18,487,014.00
   Class A-2 Tranche  2  Notes                      5,503.16       17,885,270.00
   Class B Notes                                    1,686.42          674,568.00
   Redraw Bond - series 1                               --                  --
   Redraw Bond - series 2                               --                  --
   Total                                           31,432.73      177,901,480.62
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
POOL FACTORS                                       LAST               CURRENT
                                               DISTRIBUTION        DISTRIBUTION
                                                   DATE                DATE
                                               ------------        ------------
   Class A-1 Notes                              0.67703740          0.61393980
   Class A-2 Tranche  1  Notes                  0.10031780                   -
   Class A-2 Tranche  2  Notes                  1.00000000          0.95774570
   Class B Notes                                0.98144940          0.97749260
   Redraw Bond - series 1                        --                  --
   Redraw Bond - series 2                        --                  --
--------------------------------------------------------------------------------


QUARTERLY CASHFLOW WORKING SHEET
                                                                                                                        AGGREGATE
                                                                                                                            $
                                                                                                                    ---------------
  Finance Charge Collections                                                                                          27,258,964.27
  Finance Charge Collections - Repurchases                                                                                      -
  Finance Charge Damages                                                                                                        -
  Income due to Seller                                                                                                          -
  Other Income                                                                                                         1,686,048.14
Preliminary Income Amount                                                                                             28,945,012.41

  Taxes                                                                                                                      430.00
  Trustee Fee                                                                                                             35,130.22
  Security Trustee Fee                                                                                                          -
  Manager Fee                                                                                                            128,135.81
  Servicing Fee                                                                                                        1,067,798.41
  Liquidity Commitment Fee                                                                                                 6,232.88
  Redraw Commitment Fee                                                                                                    5,609.59
  Support Facility Payments                                                                                            2,646,152.17
  Support Facility Receipts                                                                                                     -
  Expenses                                                                                                                37,651.18
  Previous Unpaid Facility Int Chg  - Liquidity                                                                                 -
  Liquidity Interest Charge + Previous Unpaid                                                                                   -
  Previous Unpaid Facility Int Chg  - Redraw Facility                                                                           -
  Redraw Interest Charge + Previous Unpaid                                                                                      -
  Repayment of Liquidity Facility                                                                                               -
  Total Interest Amount  - Class A-1 Notes                                                                            16,842,050.00
                         - Class A-2 Tranche 1 Notes                                                                     229,174.40
                         - Class A-2 Tranche 2 Notes                                                                   4,152,622.50
                         - Class B Notes                                                                                 516,296.00
                         - Redraw Bonds - series 1                                                                              -
                         - Redraw Bonds - series 2                                                                              -
REQUIRED INCOME AMOUNT                                                                                                25,667,283.16

Gross Income Shortfall                                                                                                          -
Liquidity Facility Draw                                                                                                         -
Net Income Shortfall                                                                                                            -
Unreimbursed Principal Draws                                                                                                    -
Principal Draw                                                                                                                  -
Principal Draw Reimbursement                                                                                                    -
Principal Chargeoff Unreimbursement                                                                                             -
Principal Chargeoff                                                                                                             -
Total Principal Chargeoff Reimbursement Due                                                                                     -

PAYMENT ALLOCATION CASCADE

  Preliminary Income Amount                                                                                           28,945,012.41
  Liquidity Facility Draw                                                                                                       -
Principal Draw                                                                                                                  -
Available Income Amount                                                                                               28,945,012.41


                                                                                                                    QUARTER TO DATE
                                                                     DUE             AVAILABLE              ALLOCATION/DISTRIBUTION
                                                           -------------        --------------              ------------------------

  Taxes                                                           430.00         28,945,012.41                               430.00
  Trustee Fee                                                  35,130.22         28,944,582.41                            35,130.22
  Security Trustee Fee                                               -           28,909,452.19                                  -
  Manager Fee                                                 128,135.81         28,909,452.19                           128,135.81
  Servicing Fee                                             1,067,798.41         28,781,316.38                         1,067,798.41
  Liquidity Commitment Fee                                      6,232.88         27,713,517.97                             6,232.88
  Redraw Commitment Fee                                         5,609.59         27,707,285.09                             5,609.59
  Support Facility Payments                                 2,646,152.17         27,701,675.50                         2,646,152.17
  Support Facility Receipts                                          -           25,055,523.33                                  -
  Expenses                                                     37,651.18         25,055,523.33                            37,651.18
  Liquidity Interest Charge                                          -           25,017,872.15                                  -
  Repayment of Liquidity Facility                                    -           25,017,872.15                                  -
------------------------------------------------------
  Interest Amount Payable - Redraw Facility                          -           25,017,872.15                                  -
                          - Class A-1 Notes                16,842,050.00         25,017,872.15                        16,842,050.00
                          - Class A-2 Tranche 1 Notes         229,174.40          8,175,822.15                           229,174.40
                          - Class A-2 Tranche 2 Notes       4,152,622.50          7,946,647.75                         4,152,622.50
                          - Redraw Bonds - series 1         3,794,025.25                                                        -
                          - Redraw Bonds - series 2         3,794,025.25                                                        -
------------------------------------------------------
                          - Class B Notes                     516,296.00          3,794,025.25                           516,296.00


Principal Draw Reimbursement                                         -            3,277,729.25                                  -
Total Principal Chargeoff Reimbursement                              -            3,277,729.25                                  -
Arranging Fee                                               1,533,560.79          3,277,729.25                         1,533,560.79
Excess Distribution                                                                                                    1,744,168.46


Unpaid Facility Int Chg - Liquidity                                                                                             -
                        - Redraw                                                                                                -
Unpaid Security Interest Amount - Class A-1 Notes                                                                               -
                                - Class A-2 Tranche 1 Notes                                                                     -
                                - Class A-2 Tranche 2 Notes                                                                     -
                                - Class B Notes                                                                                 -
                                - Redraw Bonds - series 1                                                                       -
                                - Redraw Bonds - series 2                                                                       -


                                  Page 2 of 7

FACILITIES OUTSTANDING
----------------------

Liquidity Commitment Facility Limit                                                                                   25,000,000.00
Beginning Liquidity Commitment Facility                                                                               25,000,000.00
Previous Liquidity Facility Draw                                                                                                -
Repayment of Liquidity Facility                                                                                                 -
Liquidity Facility Draw                                                                                                         -
Ending Liquidity Commitment Facility                                                                                  25,000,000.00

Redraw Commitment Facility Limit                                                                                      30,000,000.00
Beginning Redraw Commitment Facility                                                                                  30,000,000.00
Previous Redraw Facility Draw                                                                                                   -
Previous Redraw Facility Draw - Chargeoffs                                                                                      -
Repayment of Redraw Facility                                                                                                    -
Repayment of Unreimbursed Chargeoffs                                                                                            -
Redraw Facility Draw - Unreimbursed Chargeoffs                                                                                  -
Redraw Facility Available to Draw                                                                                     30,000,000.00
Redraw Facility Draw                                                                                                            -
Ending Redraw  Commitment Facility                                                                                    30,000,000.00



INTEREST AND PRINCIPAL DISTRIBUTION WORKSHEET
                                                                                     PER CERTIFICATE                 AGGREGATE
INTEREST AMOUNT                                                                            $                              $
---------------                                                                      ---------------            --------------------

CLASS A-1 NOTES
Unpaid Security Interest Amount (after last Distribution Date)                                                                  -
Interest on  Unpaid Security Interest Amount                                                     -                              -
Security  Interest Amount                                                                   1,684.20                  16,842,050.00
Total Interest Amount                                                                                                 16,842,050.00

Unpaid Security Interest Amount (after last Distribution Date)                                                                  -
Interest on Unpaid Security Interest Amount                                                                                     -
Security Interest Amount                                                                                              16,842,050.00
Interest Amount Payable                                                                     1,684.20                  16,842,050.00
Unpaid Security Interest Amount                                                                                                 -

CLASS A-2 TRANCHE 1 NOTES
Unpaid Security Interest Amount (after last Distribution Date)                                                                  -
Interest on Unpaid Security Interest Amount                                                      -                              -
Security Interest Amount                                                                      125.92                     229,174.40
Total Interest Amount                                                                                                    229,174.40

Unpaid Security Interest Amount (after last Distribution Date)                                                                  -
Interest on Unpaid Security Interest Amount                                                                                     -
Security Interest Amount                                                                                                 229,174.40
Interest Amount Payable                                                                       125.92                     229,174.40
Unpaid Security Interest Amount                                                                                                 -

CLASS A-2 TRANCHE 2 NOTES
Unpaid Security Interest Amount (after last Distribution Date)                                                                  -
Interest on Unpaid Security Interest Amount                                                      -                              -
Security Interest Amount                                                                    1,277.73                   4,152,622.50
Total Interest Amount                                                                                                  4,152,622.50

Unpaid Security Interest Amount (after last Distribution Date)                                                                  -
Interest on Unpaid Security Interest Amount                                                                                     -
Security Interest Amount                                                                                               4,152,622.50
Interest Amount Payable                                                                     1,277.73                   4,152,622.50
Unpaid Security Interest Amount                                                                                                 -

CLASS B NOTES
Unpaid Security Interest Amount (after last Distribution Date)                                                                  -
Interest on Unpaid Security Interest Amount                                                      -                              -
Security Interest Amount                                                                    1,290.74                     516,296.00
Total Interest Amount                                                                                                    516,296.00

Unpaid Security Interest Amount (after last Distribution Date)                                                                  -
Interest on Unpaid Security Interest Amount                                                                                     -
Security Interest Amount                                                                                                 516,296.00
Interest Amount Payable                                                                     1,290.74                     516,296.00
Unpaid Security Interest Amount                                                                                                 -

Redraw Bonds - Series 1
Unpaid Security Interest Amount (after last Distribution Date)                                                                  -
Interest on Unpaid Security Interest Amount                                                      -                              -
Security Interest Amount                                                                         -                              -
Total Interest Amount                                                                                                           -

Unpaid Security Interest Amount (after last Distribution Date)                                                                  -
Interest on Unpaid Security Interest Amount                                                                                     -
Security Interest Amount                                                                                                        -
Interest Amount Payable                                                                          -                              -
Unpaid Security Interest Amount                                                                                                 -

REDRAW BONDS - SERIES 2
Unpaid Security Interest Amount (after last Distribution Date)                                                                  -
Interest on Unpaid Security Interest Amount                                                      -                              -
Security Interest Amount                                                                         -                              -
Total Interest Amount                                                                                                           -

Unpaid Security Interest Amount (after last Distribution Date)                                                                  -
Interest on Unpaid Security Interest Amount                                                                                     -
Security Interest Amount                                                                                                        -
Interest Amount Payable                                                                          -                              -
Unpaid Security Interest Amount                                                                                                 -

                                  Page 4 of 7


                                                                                     PER CERTIFICATE                  AGGREGATE
                                                                                            $                             $
                                                                                     ---------------               -----------------

PRINCIPAL AMOUNT
Principal Collections                                                                                                170,777,598.83
Principal Collections - Repurchases                                                                                             -
  less Repayment Of Redraw Facility                                                                                             -
  less Total Customer Redraw                                                                                         (14,616,261.93)
less Principal Draw
  plus Redraw Facility Draw                                                                                                     -
  plus Redraw Bonds Issue this month                                                                                            -
  Aggregate Principal Damages from Seller & Servicer                                                                            -
Principal Draw Reimbursement
  Principal Chargeoff Reimbursement - Class B Notes                                                                             -
                                    - Class A-1 Notes                                                                           -
                                    - Class A-2 Tranche 1 Notes                                                                 -
                                    - Class A-2 Tranche 2 Notes                                                                 -
                                    - Redraw Bonds - Series 1                                                                   -
                                    - Redraw Bonds - Series 2                                                                   -
                                    - Redraw Facility                                                                           -
  Principal rounding b/f                                                                                                       1.04

  Scheduled Principal Amount                                                            6,897,959.92
  Unscheduled Principal Amount - Partial Prepayment                                   106,031,708.75
  Unscheduled Principal Amount - Partial Prepayment less redraws                       91,415,446.82
  Unscheduled Principal Amount - Full Prepayment                                       57,847,930.16
  Unscheduled Principal Amount - less redraws + C/O Reim                              149,263,376.98


Total Available Principal Amount for Redraw Bonds                                                                    156,161,337.94

Principal Distribution - Redraw Bonds - Series 1                                                 -                              -
Principal Distribution - Redraw Bonds - Series 2                                                 -                              -

 Principal rounding b/f                                                                                                        1.04
Total Unscheduled Principal Amount                                                                                   149,263,376.98
Total Scheduled Principal Amount                                                                                       6,897,959.92
Total Available Principal Amount for Notes                                                                           156,161,337.94

PRINCIPAL ALLOCATION
--------------------
Class A Percentage via Stepdown                                                                                                100%
Class A Available Principal Payment
        Class A-1 Principal Payment                                                        12,401.25                 124,012,578.62
        Class A-2 Tranche 1 Principal Payment                                              10,031.78                  18,257,839.60
        Class A-2 Tranche 2 Principal Payment                                               4,225.43                  13,732,647.50
Class B Principal Payment                                                                     395.68                     158,272.00

Principal rounding c/f                                                                                                         0.22

Outstanding Principal - beginning period                                                                           1,713,171,081.86
less Principal Repayment                                                                                            (170,777,598.83)
plus Total Customer Redraw                                                                                            14,616,261.93
less Principal Losses                                                                                                           -
Outstanding Principal - Closing period                                                                             1,557,009,744.96

PRINCIPAL LOSSES
----------------
Principal Losses                                                                                                                -
  Principal Draw Amount - Pool Mortgage Insurance Policy                                                                        -
  Principal Draw Amount - Individual Mortgage Insurance Policy                                                                  -
Net Principal Losses                                                                                                            -
Principal Chargeoff - Class B Notes                                                                                             -
                    - Class A-1 Notes                                                                                           -
                    - Class A-2 Tranche 1 Notes                                                                                 -
                    - Class A-2 Tranche 2 Notes                                                                                 -
                    - Redraw Bonds Series 1                                                                                     -
                    - Redraw Bonds Series 2                                                                                     -
                    - Redraw Facility                                                                                           -

CLASS A-1 NOTES
Beginning Unreimbursed Principal Chargeoffs                                                                                     -
Principal Chargeoff                                                                                                             -
Principal Chargeoff Reimbursement                                                                                               -
Ending Unreimbursed Principal Chargeoffs                                                                                        -

CLASS A-2 TRANCHE 1 NOTES
Beginning Unreimbursed Principal Chargeoffs                                                                                     -
Principal Chargeoff                                                                                                             -
Principal Chargeoff Reimbursement                                                                                               -
Ending Unreimbursed Principal Chargeoffs                                                                                        -

CLASS A-2 TRANCHE 1 NOTES
Beginning Unreimbursed Principal Chargeoffs                                                                                     -
Principal Chargeoff                                                                                                             -
Principal Chargeoff Reimbursement                                                                                               -
Ending Unreimbursed Principal Chargeoffs                                                                                        -

CLASS B NOTES
Beginning Unreimbursed Principal Chargeoffs                                                                                     -
Principal Chargeoff                                                                                                             -
Principal Chargeoff Reimbursement                                                                                               -
Ending Unreimbursed Principal Chargeoffs                                                                                        -



                                  Page 5 of 7


                                                                                     PER CERTIFICATE                  AGGREGATE
                                                                                            $                             $
                                                                                     ---------------               -----------------

REDRAW BONDS - SERIES 1
Beginning Unreimbursed Principal Chargeoffs                                                                                     -
Principal Chargeoff                                                                                                             -
Principal Chargeoff Reimbursement                                                                                               -
Ending Unreimbursed Principal Chargeoffs                                                                                        -

REDRAW BONDS - SERIES 2
Beginning Unreimbursed Principal Chargeoffs                                                                                     -
Principal Chargeoff                                                                                                             -
Principal Chargeoff Reimbursement                                                                                               -
Ending Unreimbursed Principal Chargeoffs                                                                                        -

REDRAW FACILITY
Beginning Unreimbursed Principal Chargeoffs                                                                                     -
Principal Chargeoff                                                                                                             -
Principal Chargeoff Reimbursement                                                                                               -
Ending Unreimbursed Principal Chargeoffs                                                                                        -


INVESTORS BALANCE OUTSTANDING WORKSHEET
                                                                                                      AGGREGATE           AGGREGATE
                                                                                                            US$                  A$
                                                                                                ---------------    ----------------

CLASS A-1 NOTES
Initial Invested Amount                                                                        1,000,000,000.00    1,965,408,805.03
  previous Principal Distribution                                                                322,962,600.00      634,753,537.74
  Principal Distribution for current period                                                       63,097,600.00      124,012,578.62
Total Principal Distribution to date                                                             386,060,200.00      758,766,116.36
Beginning Invested Amount                                                                        733,652,900.00    1,441,927,869.50
Ending Invested Amount                                                                           670,555,300.00    1,317,915,290.88
Unreimbursed Principal Chargeoffs                                                                          --                  --
Beginning Stated Amount                                                                          733,652,900.00    1,441,927,869.50
Ending Stated Amount                                                                             613,939,800.00    1,206,642,688.68

CLASS A-2 TRANCHE 1 NOTES
Initial Invested Amount                                                                                              182,000,000.00
  previous Principal Distribution                                                                                    163,742,160.40
  Principal Distribution for current period                                                                           18,257,839.60
Total Principal Distribution to date                                                                                 182,000,000.00
Beginning Invested Amount                                                                                             18,257,839.60
Ending Invested Amount                                                                                                         --
Unreimbursed Principal Chargeoffs                                                                                              --
Beginning Stated Amount                                                                                               18,257,839.60
Ending Stated Amount                                                                                                           --

CLASS A-2 TRANCHE 2 NOTES
Initial Invested Amount                                                                                              325,000,000.00
  previous Principal Distribution                                                                                              --
  Principal Distribution for current period                                                                           13,732,647.50
Total Principal Distribution to date                                                                                  13,732,647.50
Beginning Invested Amount                                                                                            325,000,000.00
Ending Invested Amount                                                                                               311,267,352.50
Unreimbursed Principal Chargeoffs                                                                                              --
Beginning Stated Amount                                                                                              325,000,000.00
Ending Stated Amount                                                                                                 311,267,352.50

CLASS B NOTES
Initial Invested Amount                                                                                               40,000,000.00
  previous Principal Distribution                                                                                        742,024.00
  Principal Distribution for current period                                                                              158,272.00
Total Principal Distribution to date                                                                                     900,296.00
Beginning Invested Amount                                                                                             39,257,976.00
Ending Invested Amount                                                                                                39,099,704.00
Unreimbursed Principal Chargeoffs                                                                                              --
Beginning Stated Amount                                                                                               39,257,976.00
Ending Stated Amount                                                                                                  39,099,704.00

REDRAW BONDS - SERIES 1
Previous Initial Invested Amount                                                                                                --
Initial Invested Amount                                                                                                         --
  Principal Distribution (after last Distribution Date)                                                                         --
  Principal Distribution for current period                                                                                     --
Total Principal Distribution to date                                                                                            --
Beginning Invested Amount                                                                                                       --
Ending Invested Amount                                                                                                          --
Unreimbursed Principal Chargeoffs                                                                                               --
Beginning Stated Amount                                                                                                         --
Ending Stated Amount                                                                                                            --

REDRAW BONDS - SERIES 2
Previous Initial Invested Amount                                                                                                --
Initial Invested Amount                                                                                                         --
  Principal Distribution (after last Distribution Date)                                                                         --
  Principal Distribution for current period                                                                                     --
Total Principal Distribution to date                                                                                            --
Beginning Invested Amount                                                                                                       --
Ending Invested Amount                                                                                                          --
Unreimbursed Principal Chargeoffs                                                                                               --
Beginning Stated Amount                                                                                                         --
Ending Stated Amount                                                                                                            --


                                  Page 7 of 7

                    Form 8-K Required Collateral information

                         Series 2002-1G Medallion Trust


      Series 2002-1G Medallion Trust Data as at opening of business on the preceding determination date of July 1, 2003



--------------------------------------------------------------------------------
OUTSTANDING MORTGAGE BALANCE (AUD)
                                                     Amount              WAC
                                             --------------             -----

   - Variable Rate Housing Loans             $1,124,624,359             6.37%
   - Fixed 1 Year                              $154,652,912             6.65%
   - Fixed 2 Year                              $165,529,652             6.40%
   - Fixed 3 Year                               $94,449,865             6.67%
   - Fixed 4 Year                               $17,646,557             7.08%
   - Fixed 5 Year                                  $874,588             6.41%
--------------------------------------------------------------------------------
   Total Pool                                $1,557,777,933             6.43%
--------------------------------------------------------------------------------





--------------------------------------------------------------------------------
DELINQUENCY INFORMATION
                              No. of                   AUD Amount
                              Loans       %of Pool     of Loans        % of Pool
                              ------      --------     ----------      ---------


    31-60 days                   42          0.32%     $5,200,064.32      0.33%
    61-90 days                    8          0.06%       $871,968.06      0.06%
    90+ days                     11          0.08%     $1,318,709.62      0.08%
--------------------------------------------------------------------------------
Mortgagee In Possession           1          0.01%       $144,510.14      0.01%
--------------------------------------------------------------------------------